Exhibit 10

LOCK-UP AGREEMENT

TNS, INC.

Common Stock

($0.001 Par Value)

March 1, 2004

J.P. MORGAN SECURITIES INC.

LEHMAN BROTHERS INC.

As Representatives of
the several Underwriters listed in
Schedule I attached hereto and any
Selling Stockholders

c/o J.P. Morgan Securities Inc.

277 Park Avenue

New York, NY  10172

Re:          TNS, INC.— Public Offering

Ladies and Gentlemen:

The undersigned understands that you, as Representatives of the several Underwriters named in Schedule I of this Letter Agreement (the “Underwriters”) and any stockholders selling shares in the Public Offering (defined below) (the “Selling Stockholders”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with TNS, Inc., a Delaware corporation (the “Company”), providing for the public offering (the “Public Offering”) by the Underwriters, of common stock, $0.001 par value per share of the Company (the “Common Stock”).

In consideration of the Underwriters’ agreement to purchase and make the Public Offering of the Common Stock, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of J.P. Morgan Securities Inc. and Lehman Brothers Inc. on behalf of the Underwriters and the Selling Stockholders, the undersigned will not, during the period (the “Lock-Up Period”) beginning on the date the Underwriting Agreement has been executed by the parties thereto and ending one hundred eighty (180) days after the date of the Underwriting Agreement (which shall be the same date as the prospectus relating to the Public Offering (the “Prospectus”)), (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without the prior written consent of J.P. Morgan Securities Inc. and Lehman Brothers Inc., on behalf of the Underwriters and the Selling Stockholders, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

Subject to the paragraph below, the foregoing paragraph shall not apply to (A) transfers of shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock (i) in the Public Offering pursuant to the Underwriting Agreement, (ii) as a bona fide gift or gifts to immediate family members and charitable institutions for no consideration, (iii) to an entity controlled by the undersigned or an immediate family member of the undersigned, (iv) by will or the laws of descent and distribution, or (v) to a trust the beneficiaries of which are members of the immediate family of the undersigned; (B) a conversion of the Company’s Class A Cumulative Redeemable Preferred Stock, par value $0.001 per share into Common Stock upon the closing of the Public Offering; or (C) distributions of shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock to limited partners, members, affiliates or stockholders of the undersigned or to the limited partners of investment funds affiliated with the undersigned.

Notwithstanding the foregoing, in the case of any gift, transfer, distribution or acquisition pursuant to any clause other than clause (A)(i) in the foregoing paragraph, (i) each donee, distributee, transferee or recipient shall, prior to the effectiveness of the transfer, execute and deliver to JP Morgan Securities Inc. and Lehman Brothers Inc. an executed duplicate form of this Lock-Up Agreement unless such donee, distributee, transferee or recipient has already signed this Lock-Up Agreement and (ii) other than transfers, distributions or acquisitions (a) pursuant to clauses A(iii) and (C) in the foregoing paragraph which are made more than 45 days from the date of this Agreement as contemplated by the dissolution agreement described in the Prospectus (or, in the case of clause A(iii), at the time of the transactions contemplated by the dissolution agreement) or (b) pursuant to clause (B) in the foregoing paragraph, no filing by any party (donor, donee, transferor, transferee, distributor, distributee or recipient) under Section 16(a) of the Securities Exchange Act of 1934, as amended, shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the Lock-Up Period).

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that if the Company withdraws the Registration Statement, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released form all obligations under this Letter Agreement.

The undersigned understands that the Underwriters and the Selling Stockholders are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

GTCR FUND VII, L.P.

By:	GTCR Partners VII, L.P.
Its:	General Partner

By:	GTCR Golden Rauner, L.L.C.
Its:	General Partner

By:	/s/ Collin E. Roche
Its:	Principal

GRCR FUND VII/A, L.P.

By:	GTCR Partners VII, L.P.
Its:	General Partner

By:	GTCR Golder Rauner, L.L.C.
Its:	General Partner

By:	/s/ Collin E. Roche
Name:	Collin E. Roche
Its:	Principal

GTCR CO-INVEST, L.P.

By:	GRCT Golden Rauner, L.L.C.
Its:	General Partner

By:	/s/ Collin E. Roche
Name:	Collin E. Roche
Its:	Principal

GTCR CAPITAL PARTNERS, L.P.

By:	GTCR Mezzanine Partners, L.P.
Its:	General Partner

By:	GTCR Partners VI, L.P.
Its:	General Partner

By:	GTCR Golden Rauner, L.L.C.
Its:	General Partner

By:	/s/ Collin E. Roche
Name:	Collin E. Roche
Its:	Principal

SIGNATURE PAGE TO THE PURCHASE AGREEMENT

Schedule I

Credit Suisse First Boston

SunTrust Robinson Humphrey

William Blair & Company